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                                                                  Exhibit 10.22a

                           AMENDMENT NO. 1 TO CREDIT AGREEMENT
                               Dated as of October 4, 2000

            This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is among PENN NATIONAL GAMING, INC., a Pennsylvania corporation (the "Borrower"), the Lenders (as defined below), Lehman Commercial Paper Inc., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

            1. The Borrower, the Lenders, the Syndication Agent and the Administrative Agent have entered into that certain Credit Agreement, dated as of August 8, 2000 (together with all Annexes, Exhibits and Schedules thereto, the "Credit Agreement"), by and among the Borrower, Lehman Brothers Inc., as Lead Arranger and Book-Running Manager, CIBC World Markets Corp., as Co-Lead Arranger and Co-Book-Running Manager, the Syndication Agent, the Administrative Agent, The CIT Group/Equipment Financing, Inc., First Union National Bank and Wells Fargo Bank, N.A., each as Documentation Agent, and the lenders party thereto (the "Lenders") (capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement);

            2. The Borrower has requested that the Required Lenders agree to amend item 10 on Schedule 6.13 to the Credit Agreement regarding the required assignment of that certain Registered Subordinated Secured Promissory Note, dated January 28, 1999 (the "FR Park Note"), and any related security therefor, to the Administrative Agent as additional Collateral for the Obligations; and

            3. Subject to the terms and conditions set forth below, the Required Lenders are willing to consent to the amendment described below.

            NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Amendment. Upon the terms and subject to the conditions set forth in this Amendment (including, without limitation, in Section 2 below), and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Required Lenders hereby agree that item 10 of Schedule 6.13 is amended in its entirety to read as follows:

      "If, subsequent to the Closing Date, the Borrower or the Administrative Agent shall reasonably determine that the Borrower can, without incurring significant cost or expense, cause the FR Park Note (as defined in the Guarantee and Collateral Agreement) and any related security therefor to be pledged to the Administrative Agent as additional Collateral for the Obligations, at that time the Borrower shall take all actions necessary to effectuate such pledge."

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Notwithstanding the foregoing, and for the avoidance of doubt, pursuant to
Section 7.3 of the Credit Agreement, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender, any Arranger or any Agent under the Credit Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its Property, including the FR Park Note, except in favor of the Administrative Agent, for the benefit of the Secured Parties, as contemplated hereby or as permitted pursuant to Section 7.3 of the Credit Agreement.

      2. Conditions to Effectiveness. This Amendment will be effective as of September 6, 2000, provided that each of the following conditions precedent is satisfied:

            a. the Administrative Agent shall have received signed written authorization from the Required Lenders to execute this Amendment, and shall have received counterparts of this Amendment signed by the Syndication Agent and the Borrower and counterparts of the Consent of Loan Parties appended hereto executed by each of the Loan Parties;

            b. each of the representations and warranties in Section 3 below shall be true and correct in all material respects as of the date hereof;

            c. after giving effect to the amendment set forth in Section 1 hereof, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement or any other Loan Document;

            d. the Administrative Agent and the Syndication Agent shall have received payment in immediately available funds of all expenses incurred by them (including, without limitation, legal fees) for which invoices have been presented, on or before the date hereof; and

            e. the Administrative Agent and the Syndication Agent shall have received satisfactory evidence that the execution, delivery and performance of this Amendment has been duly approved by all necessary corporate action of the Borrower.

      3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent, the Syndication Agent and the Lenders as of the date hereof as follows:

            a. Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). The execution, delivery and performance by the Borrower of this Amendment, the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions (except as expressly contemplated hereby and thereby).

            b. Enforceability. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and is in full force and effect. Neither the execution, delivery or performance of this Amendment or of the Credit


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Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral.

            c. Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

            d. No Conflicts. Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated hereby, nor performance of and compliance with the terms and provisions hereof by the Borrower will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of the Borrower, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties.

            e. No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

      4. Reference to and Effect on Credit Agreement.

            a. Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

            b. Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

            c. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

      5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and


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delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

      6. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature Page Follows]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                     PENN NATIONAL GAMING, INC.


                                     By: /s/ Robert S. Ippolito
                                         ---------------------------------------
                                         Name:  Robert S. Ippolito
                                         Title: Chief Financial Officer


                                     LEHMAN COMMERCIAL PAPER INC.,
                                     as Syndication Agent


                                     By:  /s/ G. Andrew Keith
                                         ---------------------------------------
                                         Name:  G. Andrew Keith
                                         Title: Authorized Signatory


                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Administrative Agent, on behalf of
                                     the Required Lenders


                                     By: /s/ Paul Chakmak
                                         ---------------------------------------
                                         Name:  Paul Chakmak
                                         Title: Managing Director
                                         CIBC World Markets Corp., as Agent


                                      S-1
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                             CONSENT OF LOAN PARTIES
                           Dated as of October 4, 2000

            The undersigned, the Borrower and the Guarantors under the "Guarantee and Collateral Agreement" (as such term is defined in and under the Credit Agreement referred to in the foregoing Amendment No. 1 to Credit Agreement), each hereby consents and agrees to the foregoing Amendment and hereby confirms and agrees that (i) the Guarantee and Collateral Agreement and each of the other Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of, said Amendment, each reference in the Guarantee and Collateral Agreement and any other Loan Document to the "Credit Agreement", "thereunder", "thereof" and words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by said Amendment and (ii) the Guarantee and Collateral Agreement and each other Security Document and all of the collateral described therein does, and shall continue to, secure the payment of all of the Obligations as defined in the Guarantee and Collateral Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Consent of Loan Parties to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                        THE DOWNS RACING, INC.


                              By: /s/ Joseph A. Lashinger
                                  ---------------------------------------------
                              Name:  Joseph A. Lashinger
                              Title: Secretary/Treasurer

                        WILKES BARRE DOWNS, INC.


                              By: /s/ Robert E. Abraham
                                  ---------------------------------------------
                              Name:  Robert E. Abraham
                              Title: Secretary/Treasurer


                                   [continued]

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                              [continued from previous page]


                        BACKSIDE, INC.
                        BSL, INC.
                        BTN, INC.
                        CASINO HOLDING, INC.
                        EBET USA.COM, INC.
                        MILL CREEK LAND, INC.
                        MOUNTAINVIEW THOROUGHBRED RACING
                              ASSOCIATION
                        NORTHEAST CONCESSIONS, INC.
                        PNGI CHARLES TOWN GAMING LIMITED LIABILITY
                              COMPANY
                        PNGI CHARLES TOWN FOOD & BEVERAGE LIMITED
                              LIABILITY COMPANY
                        PENN NATIONAL GAMING, INC.
                        PENN NATIONAL GSFR, INC.
                        PENN NATIONAL GAMING OF WEST VIRGINIA, INC.
                        PENNSYLVANIA NATIONAL HOLDING COMPANY
                        PNGI POCONO, INC.
                        PENN NATIONAL SPEEDWAY, INC.
                        PENN NATIONAL TURF CLUB, INC.
                        STERLING AVIATION INC.
                        TENNESSEE DOWNS, INC.


                       By: /s/ Robert S. Ippolito
                           ---------------------------------------------
                           Name: Robert S. Ippolito
                           Title: Chief Financial Officer, Secretary,
                           Secretary/Treasurer, Treasurer/Vice President and/or Assistant Secretary of all of the above listed Loan Parties